UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2025

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

One Lacey Place, Southport, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2025, the Board of Directors of Sturm, Ruger & Company, Inc. (the “Company”) amended and restated the Company’s by-laws (as so amended and restated, the “Amended and Restated By-Laws”), effective as of the same date. The Amended and Restated By-Laws modified the provisions of Article 2, Section 13 of the Company’s by-laws to provide that any action required to be taken at any annual or special meeting of the shareholders of the Company, or any other action which may be taken at any annual or special meeting of the shareholders of the Company, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and is delivered to the Company in accordance with applicable law. The Company’s by-laws had previously only permitted the shareholders of the Company to act by written consent, without a meeting, if a consent in writing, setting forth the action so taken, was signed by all of the shareholders of the Company entitled to vote with respect to the subject matter thereof.

The foregoing description of the amendment to the Company’s by-laws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, as set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company, as of May 5, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ Thomas A. Dineen
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: May 9, 2025

3